UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2023

UNITED STATES OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Oil Fund, LP	USO	NYSE Arca, Inc.

Item 8.01	Other Material Events.

United States Oil Fund, LP (“USO”) previously disclosed the parameters for making decisions regarding the permitted investments USO would hold, including the intended order of priority in selecting investments and the type of investments to be held in its portfolio. Beginning with the monthly roll in September 2023 and ending with the monthly roll in January 2024, USO’s intention is to begin transitioning its investment portfolio so that it will primarily invest in Benchmark Oil Futures Contracts, consistent with USO’s investment strategy prior to the Spring of 2020.

USO will continue to disclose its end of day portfolio on its website, www.uscfinvestments.com. The end of day portfolio disclosed on USO’s website would reflect any investments in Oil Futures Contracts beyond the Benchmark Oil Futures Contract, and/or Other Oil-Related Investments made in light of market conditions, regulatory requirements, risk mitigation measures (including those that may be taken by USO, USO’s futures commission merchants, counterparties or other market participants), liquidity requirements, or other factors. For more information on the foregoing, see the prospectus of USO dated August 29, 2023.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties, including, without limitation, statements regarding USO’s expectations. Statements containing words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “project,” “should,” “estimate,” “seek” or any negative or other variations on such expression constitute forward-looking statements. These forward-looking statements are based on information currently available to USO and are subject to a number of risks, uncertainties and other factors, both known and unknown, that could cause the actual results, performance, prospects or opportunities of USO to differ materially from those expressed in, or implied by, these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: August 29, 2023	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President and Chief Executive Officer, and Management Director